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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-45728 and 333-53522, and Form S-8 Nos. 333-86291,
333-43824 and 333-43826) of our report dated February 16, 2001 with respect to the consolidated financial statements of SpectraSite Holdings, Inc. and its subsidiaries which appear in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                     /s/ Ernst & Young LLP